As filed with the Securities and Exchange Commission on November 26,2008

                                                     Registration No. 333-144578

================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                        POST-EFFECTIVE AMENDMENT NO. 1 TO
                                    FORM S-3
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                  -------------

                             NextWave Wireless Inc.
             (Exact name of registrant as specified in its charter)

                                  -------------

            Delaware                    3663                     20-5361360
(State or Other Jurisdiction      (Primary Standard           (I.R.S. Employer
        of Incorporation      Industrial Classification      Identification No.)
        or Organization)             Code Number)

                                  -------------

                             12670 High Bluff Drive
                           San Diego, California 92130
                                 (858) 480-3100
       (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                 Frank A. Cassou
    Executive Vice President - Corporate Development and Chief Legal Counsel
                             NextWave Wireless Inc.
                             12670 High Bluff Drive
                           San Diego, California 92130
                                 (858) 480-3100
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                  -------------

                                   Copies to:
                              Marita Makinen, Esq.
                           Weil, Gotshal & Manges LLP
                                767 Fifth Avenue
                            New York, New York 10153
                                 (212) 310-8000
                                  -------------

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: FROM TIME TO TIME AFTER THIS REGISTRATION STATEMENT BECOMES EFFECTIVE.

      If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), check the following box.[_]

      If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.[_]

      If this form is a post effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.[_]

      If this form is a post effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.[_]

      If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box.[_]

                          DEREGISTRATION OF SECURITIES

On July 13, 2007, NextWave Wireless, Inc. (the "Registrant"), filed a registration statement on Form S-3, Registration Number 333-144578 (the "Registration Statement"), with the Securities and Exchange Commission to register the resale by the selling stockholders named in the Registration Statement of up to an aggregate 7,651,154 shares of common stock, par value $0.001, of the Registrant (the "Common Stock").

The Registrant is filing this Post-Effective Amendment No. 1 to the Registration Statement to deregister all of the Common Stock. The Registrant is seeking to deregister the Common Stock because its obligation to keep the Registration Statement effective pursuant to the terms of its registration rights agreements with the selling stockholders has expired. The Registrant hereby terminates the effectiveness of the Registration Statement and deregisters all of the Common Stock registered under the Registration Statement that was not resold thereunder as of the date hereof.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on November 26, 2008.

                                          NextWave Wireless Inc.

                                          By: /s/ Frank A. Cassou
                                             ---------------------------------
                                             Frank A. Cassou
                                             Executive Vice President -
                                             Corporate Development and Chief
                                             Legal Counsel, Secretary

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on November 26, 2008.



          Name                                            Title
-----------------------------      ---------------------------------------------
                                  Chairman of the Board of Directors, Chief
                                      Executive Officer and President
           *                            (Principal Executive Officer)
-----------------------------
     Allen Salmasi


                                      Executive Vice President - Chief Financial
           *                            Officer (Principal Financial Officer)
-----------------------------
     George C. Alex


                                     Executive Vice President - Chief Accounting
           *                           Officer  (Principal Accounting Officer)
-----------------------------
   Francis J. Harding


           *                                            Director
-----------------------------
   James C. Brailean


           *                                            Director
-----------------------------
     William Jones


           *                                            Director
-----------------------------
 Douglas F. Manchester


                                                        Director
-----------------------------
       Jack Rosen


           *                                            Director
-----------------------------
  Robert T. Symington


           *                                            Director
-----------------------------
   William H. Webster


   /s/  Frank A. Cassou
-----------------------------
    Frank A. Cassou
  As Attorney-in-Fact